UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 13, 2016

SHARKREACH, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37579	46-0912423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Pier Ave., Suite 101

Hermosa Beach, California 90254

(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 481-6161

Copy of correspondence to:

Richard A. Friedman, Esq.

Andrea Cataneo, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Tel: 212-930-9700

Fax: 212-930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2016, SharkReach, Inc. (the “Company”) appointed Mark J. Gustavson and Jake Kovalcik as members of the Company’s Board of Director.

On May 16, 2016, the Company appointed Mark J. Gustavson as the Company’s Chief Financial Officer. Such appointment is subject to ratification by the Company’s shareholders.

Mark J. Gustavson

Mark Gustavson has 17 years of business development, transactional, alliance management, finance, operational, company formation and IP experience with emerging technology companies. Prior to joining SharkReach, Mr. Gustavson was President and co-founder of MedicuRx Corporation, a position he held from February 2013 to June 2015. While there, he was responsible for managing the company formation and transactional activities, in collaboration with its co-founder, for business development, finance, and research & alliance management. From July 2012 through January 2013, Mr. Gustavson was the President and CEO of ImCure Therapeutics, Inc. Mr. Gustavson was also a Director of Valdor International Technologies, Inc. from December of 2012 to June of 2013. From June 2009 through November 2011, Mr. Gustavson served as Executive Vice President at EVP Colmen Group LLC. In these various executive capacities he was responsible for all company transactions, ranging from acquisitions and strategic collaborations to ordinary course transactions, and engaged in strategic planning for business development, product development, and in-licensing activity and closing numerous business development collaborations.

Jake Kovalcik

Mr. Kovalcik is an entrepreneurial digital strategy and media professional with nearly 20 years of experience in business development, product development and sales. Mr. Kovalcik has worked on the client side for Anheuser-Busch managing Media, Sponsorships, and Wholesaler Relations across New England and upstate New York and has spent the last 13 years in startups at various funding levels and was a part of three successful exits.

There are no arrangements or understandings between or among Mark J. Gustavson, Jake Kovalcik and any other person pursuant to which they were selected to serve on the Board.

A copy of the press release issued by the Company relating to the appointment of Jake Kovalcik and of Mark J. Gustavson as members of the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued relating to the appointment of Mr. Gustavson as the Company’s Chief Financial Officer is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, issued July 13, 2016
99.2	Press Release, issued May 16, 2016

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHARKREACH, INC.

By:	/s/ Steve Smith
Steve Smith
Chief Executive Officer

Dated: July 13, 2016

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